UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 8, 2016

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

660 Madison Avenue, Suite 1700 New York, New York (Address of principal executive offices)	10065 (Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The disclosure set forth below under Item 5.02 is hereby incorporated by reference into this Item 1.01.

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on September 16, 2014, the Company filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), Case No. 14-12623 (the “Chapter 11 Case”).

On December 15, 2015, SIGA Technologies, Inc. (the “Company” or “SIGA”) issued a press release announcing that it had filed with the Bankruptcy Court its proposed Plan of Reorganization (the “Plan”) which, if confirmed by the Bankruptcy Court, would allow SIGA to emerge from chapter 11 while maintaining its ability to pursue to finality its ongoing litigation with PharmAthene, Inc. (“PharmAthene”), without having to post a bond or other security.  The Plan is supported by the official committee of unsecured creditors appointed by the U.S. Trustee for the Southern District of New York in the Chapter 11 Case.

On April 8, 2016, the Bankruptcy Court entered an order (the “Confirmation Order”), attached hereto as Exhibit 2.1, confirming the Plan. A copy of the confirmed Plan is attached as Exhibit A to the Confirmation Order. On April 12, 2016, the Plan became effective (the “Effective Date of the Plan”).

Summary of the Material Features of the Plan

The following is a summary of the material features of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Confirmation Order and the Plan (which is Exhibit A to the Confirmation Order), which are attached hereto as Exhibit 2.1 and incorporated by reference herein.

All capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

•	Prepetition unsecured claims (other than PharmAthene’s claim) will be paid in cash in full.

•	Upon the Effective Date of the Plan, ownership of existing shares of SIGA’s common stock remained unaltered by the Plan; however, existing shares will be subject to potential future cancellation (without receipt of any consideration) in the event that PharmAthene’s claim is satisfied though the issuance of newly issued shares of SIGA stock (option (ii) described below).

•	Commencing on March 23, 2016, the date of the Delaware Court of Chancery final order and judgment, SIGA has 120 days (subject to a possible 90 day extension) to select one of the following options to treat PharmAthene’s claim under the Plan: (i) payment in full in cash of the Company’s obligation under the Delaware Court of Chancery final order and judgment, which is estimated to be approximately $205 million as of December 31, 2015; (ii) delivery to PharmAthene of 100% of newly-issued stock of SIGA, with all existing shares of SIGA’s common stock being cancelled with no distribution to existing shareholders on account thereof; or (iii) such other treatment as is mutually agreed upon by SIGA and PharmAthene.

•	The 120 day period can be extended for a maximum of 90 additional days in exchange for payment by SIGA of $20 million to PharmAthene to be applied to payments to be made under option (i) set forth above (if selected), and otherwise nonrefundable.

•	In addition, PharmAthene was paid $5 million on the Effective Date of the Plan, to be applied to payments to be made under option (i) set forth above (if selected), and otherwise nonrefundable.

•	The Plan requires SIGA to comply with certain affirmative and negative covenants from the Effective Date of the Plan until the covenants are terminated as provided under the Plan, and if SIGA breaches any covenant, PharmAthene is entitled to exercise certain remedies provided in the Plan.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

In conjunction with the effectiveness of the Plan, the Company has entered into the following agreements:

Amended and Restated Employment Agreements

Upon the Effective Date of the Plan, in connection with the Company’s emergence from bankruptcy, the Company’s amended and restated employment agreements with Eric A. Rose, (the Company’s Chief Executive Officer), Daniel J. Luckshire (the Company’s Executive Vice President and Chief Financial Officer) and Dennis E. Hruby (the Company’s Vice President and Chief Scientific Officer) became effective. These employment agreements supersede any employment agreements any of the foregoing individuals had in place with the Company prior to the effectiveness of the Plan. The following is a description of certain of the material terms of each of the employment agreements.

Eric A. Rose

Pursuant to the amended and restated employment agreement with Dr. Rose (the “Rose Agreement”), the Company has agreed to pay to Dr. Rose an annual base salary of $787,856, subject to an automatic increase of three percent (3%) above the amount of his base salary in effect at the end of the prior calendar year, beginning with January 1, 2017 and ending on the third (3rd) anniversary of the occurrence of a Change of Control (as such term is defined in the employment agreements for each of Dr. Rose, Mr. Luckshire, Dr. Hruby and Ms. Abrams, as applicable). The compensation committee of the Company (the “Compensation Committee”) may increase Dr. Rose’s base salary by additional discretionary amounts but any such additional discretionary amounts shall be disregarded when calculating the amount of any automatic increase in Dr. Rose’s base salary; provided that, no such additional discretionary increase shall be implemented without the prior written consent of PharmAthene prior to the date the covenants under the Plan terminate (the “Plan Covenant Termination Date”). Under the terms of the Rose Agreement, Dr. Rose is also eligible to receive an annual cash bonus, the target of which is 100% of his base salary.  In the event of a Change of Control, Dr. Rose shall receive an annual cash bonus for the year in which the Change of Control occurs equal to the greater of (i) the target annual bonus for such year or (ii) the annual bonus determined based upon the applicable performance criteria and goals for such year, provided that Dr. Rose remains employed on the last day of such calendar year. The term of his employment, pursuant to the Rose Agreement, expires at the end of the one (1) year anniversary from when the agreement becomes effective and will automatically renew for additional one (1) year periods unless notice of non-renewal is given; provided, however, that the agreement shall not automatically renew upon the expiration of any subsequent term that ends following the third (3rd) anniversary of the occurrence of a Change of Control.

Pursuant to the Rose Agreement, the following termination and change in control-related circumstances would trigger payments or the provision of other benefits:

●	Termination by the Company without cause or by Dr. Rose for good reason.

●	Termination by the Company without cause or by Dr. Rose for good reason in the period that begins 90 days prior to the occurrence of a Change of Control and that ends on the second anniversary of the occurrence of a Change of Control (the “Change of Control Period”).

●	Termination by the Company for cause or by Dr. Rose without good reason.

●	Termination by the Company based on Dr. Rose’s death or total disability.

If the Rose Agreement is terminated without cause or if Dr. Rose terminates his employment for good reason, he will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination; (ii) any vacation accrued to the date of termination in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in his employment agreement in accordance with the terms of such plans, programs and grants; (v) the continued payment of his salary for one (1) year; (vi) the payment of any accrued but unpaid annual bonuses with respect to the prior full calendar year; and (vii) the Company shall take all such action as is necessary such that all stock options and other stock-based grants, excluding any equity grants that may be awarded after the judgment in our PharmAthene litigation (“PharmAthene Judgment”) is satisfied under the Plan in the event the PharmAthene Judgment is satisfied by delivery to PharmAthene of one hundred percent (100%) of the Company’s equity, shall, immediately and irrevocably vest and, to the extent applicable, become exercisable as of the date of termination and shall remain exercisable for a period of not less than one (1) year from the date of termination, or, if earlier, the expiration of the term of such equity award.

If the Rose Agreement is terminated during the Change of Control Period other than for cause or if Dr. Rose terminates his employment during the Change of Control Period, for good reason, he will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination; (ii) any vacation accrued to the date of termination in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in his employment agreement in accordance with the terms of such plans, programs and grants; (v) the continued payment of his salary for one (1) year; (vi) the payment of any accrued but unpaid annual bonuses with respect to the prior full calendar year; (vii) a pro rata portion of the annual bonus for the year of termination; and (viii) the Company shall take all such action as is necessary such that all stock options and other stock-based grants to Dr. Rose shall immediately and irrevocably vest and, to the extent applicable, become exercisable as of the date of termination and shall remain exercisable for a period of not less than one (1) year from the date of termination, or, if earlier, the expiration of the term of such equity award.

If Dr. Rose’s employment is terminated by reason of death or total disability, for cause or if he voluntarily terminates his employment without good reason, he (or his estate or beneficiaries) will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination; (ii) any vacation accrued to the date of termination, in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in his employment agreement in accordance with the terms of such plans, programs and grants; and (v) any accrued but unpaid annual bonuses with respect to the prior full calendar year as determined by the Compensation Committee in good faith and payable in cash in accordance with his employment agreement.

Daniel J. Luckshire

Pursuant to the amended and restated employment agreement with Mr. Luckshire (the “Luckshire Agreement”), the Company has agreed to pay to Mr. Luckshire an annual base salary of $506,480, subject to an automatic increase of three percent (3%) above the amount of his base salary in effect at the end of the prior calendar year, beginning with January 1, 2017 and ending on the third (3rd) anniversary of the occurrence of a Change of Control. The Compensation Committee may increase Mr. Luckshire’s base salary by additional discretionary amounts but any such additional discretionary amounts shall be disregarded when calculating the amount of any automatic increase in Mr. Luckshire’s base salary; provided that, no such additional discretionary increase shall be implemented prior to the Plan Covenant Termination Date without the prior written consent of PharmAthene. Under the terms of the Luckshire Agreement, Mr. Luckshire is also eligible to receive an annual cash bonus, the target of which is 100% of his base salary.  In the event of a Change of Control of the Company, Mr. Luckshire shall receive an annual cash bonus for the year in which the Change of Control occurs equal to the greater of (i) the target annual bonus for such year or (ii) the annual bonus determined based upon the applicable performance criteria and goals for such year, provided that Mr. Luckshire remains employed on the last day of such calendar year. The term of his employment, pursuant to the Luckshire Agreement, expires at the end of the two (2) year anniversary from when the agreement becomes effective and will automatically renew for additional one (1) year periods unless notice of non-renewal is given; provided, however, that the agreement shall not automatically renew upon the expiration of any subsequent term that ends following the third (3rd) anniversary of the occurrence of a Change of Control.

Pursuant to the Luckshire Agreement, the following termination and change in control-related circumstances would trigger payments or the provision of other benefits:

●	Termination by the Company without cause or by Mr. Luckshire for good reason.

●	Termination by the Company without cause or by Mr. Luckshire for good reason in the Change of Control Period.

●	Termination by the Company for cause or by Mr. Luckshire without good reason.

●	Termination by the Company based on Mr. Luckshire’s death or total disability.

If the Luckshire Agreement is terminated or non-renewed without cause or if Mr. Luckshire terminates his employment for good reason, he will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination; (ii) any vacation accrued to the date of termination in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in his employment agreement in accordance with the terms of such plans, programs and grants; (v) the continued payment of his salary for one (1) year; (vi) the payment of any accrued but unpaid annual bonuses with respect to the prior full calendar year; and (vii) the Company shall take all such action as is necessary such that all stock options and other stock-based grants, excluding any equity grants that may be awarded after the PharmAthene Judgment is satisfied under the Plan in the event the PharmAthene Judgment is satisfied by delivery to PharmAthene of one hundred percent (100%) of the Company’s equity, shall, immediately and irrevocably vest and, to the extent applicable, become exercisable as of the date of termination and shall remain exercisable for a period of not less than one (1) year from the date of termination, or, if earlier, the expiration of the term of such equity award.

If the Luckshire Agreement is terminated during the Change of Control Period other than for cause or if Mr. Luckshire terminates his employment during the Change of Control Period for good reason, he will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination; (ii) any vacation accrued to the date of termination in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in his employment agreement in accordance with the terms of such plans, programs and grants; (v) the continued payment of his salary for one (1) year; (vi) the payment of any accrued but unpaid annual bonuses with respect to the prior full calendar year; (vii) a pro rata portion of the annual bonus for the year of termination; and (viii) the Company shall take all such action as is necessary such that all stock options and other stock-based grants to Mr. Luckshire shall immediately and irrevocably vest and, to the extent applicable, become exercisable as of the date of termination and shall remain exercisable for a period of not less than one (1) year from the date of termination, or, if earlier, the expiration of the term of such equity award.

If Mr. Luckshire’s employment is terminated by reason of death or total disability, by the Company for cause or if he voluntarily terminates his employment without good reason, he (or his estate and beneficiaries) will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination; (ii) any vacation accrued to the date of termination, in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in his employment agreement in accordance with the terms of such plans, programs and grants; and (v) payment of any accrued but unpaid annual bonuses with respect to the prior full calendar year as determined by the Compensation Committee in good faith and payable in cash in accordance with his employment agreement.

Dennis E. Hruby

Pursuant to the amended and restated employment agreement with Dr. Hruby  (the “Hruby Agreement”), the Company has agreed to pay to Dr. Hruby an annual base salary of $562,755, subject to an automatic increase of three percent (3%) above the amount of his base salary in effect at the end of the prior calendar year, beginning with January 1, 2017 and ending on the third (3rd) anniversary of the occurrence of a Change of Control. The Compensation Committee may increase Dr. Hruby’s base salary by additional discretionary amounts but any such additional discretionary amounts shall be disregarded when calculating the amount of any automatic increase in Dr. Hruby’s base salary; provided that, no such additional discretionary increase shall be implemented prior to the Plan Covenant Termination Date without the prior written consent of PharmAthene. Under the terms of the Hruby Agreement, Dr. Hruby is also eligible to receive an annual cash bonus, the target of which is 100% of his base salary. In the event of a Change of Control of the Company, Dr. Hruby shall receive an annual cash bonus for the year in which the Change of Control occurs equal to the greater of (i) the target annual bonus for such year or (ii) the annual bonus determined based upon the applicable performance criteria and goals for such year, provided that Dr. Hruby remains employed on the last day of such calendar year. The term of his employment, pursuant to the Post-Plan Hruby Agreement, expires at the end of the two (2) year anniversary from when the agreement becomes effective and will automatically renew for additional one (1) year periods unless notice of non-renewal is given; provided, however, that the agreement shall not automatically renew upon the expiration of any subsequent term that ends following the third (3rd) anniversary of the occurrence of a Change of Control.

Pursuant to the Hruby Agreement, the following termination and change in control-related circumstances would trigger payments or the provision of other benefits:

●	Termination by the Company without cause or by Dr. Hruby for good reason.

●	Termination by the Company without cause or by Dr. Hruby for good reason in the Change of Control Period.

●	Termination by the Company for cause or by Dr. Hruby without good reason.

●	Termination by the Company based on Dr. Hruby’s death or total disability.

If the Hruby Agreement is terminated or non-renewed without cause or if Dr. Hruby terminates his employment for good reason, he will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination; (ii) any vacation accrued to the date of termination in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in his employment agreement in accordance with the terms of such plans, programs and grants; (v) the continued payment of his salary for two (2) years (except in the case of non-renewal, in which event such continued payment will be for one (1) year); (vi) the payment of any accrued but unpaid annual bonuses with respect to the prior full calendar year; and (vii) the Company shall take all such action as is necessary such that all stock options and other stock-based grants, excluding any equity grants that may be awarded after the PharmAthene Judgment is satisfied under the Plan in the event the PharmAthene Judgment is satisfied by delivery to PharmAthene of one hundred percent (100%) of the Company’s equity, shall, immediately and irrevocably vest and, to the extent applicable, become exercisable as of the date of termination and shall remain exercisable for a period of not less than one (1) year from the date of termination, or, if earlier, the expiration of the term of such equity award.

If the Hruby Agreement is terminated during the Change of Control Period other than for cause or if Dr. Hruby terminates his employment during the Change of Control Period for good reason, he will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination; (ii) any vacation accrued to the date of termination in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in his employment agreement in accordance with the terms of such plans, programs and grants; (v) the continued payment of his salary for two (2) years; (vi) the payment of any accrued but unpaid annual bonuses with respect to the prior full calendar year; (vii) a pro rata portion of the annual bonus for the year of termination; and (viii) the Company shall take all such action as is necessary such that all stock options and other stock-based grants to Dr. Hruby shall immediately and irrevocably vest and, to the extent applicable, become exercisable as of the date of termination and shall remain exercisable for a period of not less than one (1) year from the date of termination, or, if earlier, the expiration of the term of such equity award.

If the Dr. Hruby’s employment is terminated by reason of death or total disability, for cause or if he voluntarily terminates his employment without good reason, he (or his estate or beneficiaries) will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination; (ii) any vacation accrued to the date of termination, in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in his employment agreement in accordance with the terms of such plans, programs and grants; and (v) payment of any accrued but unpaid annual bonuses with respect to the prior full calendar year as determined by the Compensation Committee in good faith and payable in cash in accordance with his employment agreement.

The foregoing amended and restated employment agreements are filed as exhibits 10.1, 10.2 and 10.3 hereto, and the description contained herein of such employment agreements is qualified in its entirety by reference to the terms contained in the agreements.

Separation Agreement of William J. Haynes

On January 5, 2016, the Company entered into a separation agreement (the “Separation Agreement”) with William J. Haynes in connection with his resignation as the Company’s Executive Vice President and General Counsel. The effectiveness of the Separation Agreement was conditioned upon the effectiveness of the Plan.

Under the Separation Agreement, the Company has paid to Mr. Haynes the following bonus amounts:

•	Mr. Haynes’ annual bonus for the 2014 calendar year equal to $119,351, which amount was paid in cash in full after the Effective Date of the Plan. In the event that in the future the Compensation Committee decides to restore 2014 bonus pay lost as a consequence of the Company’s chapter 11 case, Mr. Haynes shall not be treated less favorably than other executives of the Company;

•	Mr. Haynes’ annual bonus for the 2015 calendar year equal to $122,932, or 25% of the target bonus opportunity of $491,728, which amount was paid in cash in full after the Effective Date of the Plan. Pursuant to the Separation Agreement, Mr. Haynes was not treated less favorably than other executives of the Company with respect to determinations concerning the attainment of the applicable performance criteria and goals established by the Compensation Committee and the payment of the 2015 calendar year bonus.

The Separation Agreement is filed as exhibit 10.4 hereto, and the description contained herein of such agreement is qualified in its entirety by reference to the terms contained in the Separation Agreement.

New Employment Agreement

On April 12, 2016 the Company entered into an employment agreement (the “Abrams Employment Agreement”) with Robin Abrams, 52, pursuant to which she became SIGA’s General Counsel and Chief Administrative Officer.

Prior to joining SIGA, Ms. Abrams had a fourteen-year tenure at Purdue Pharma L.P., where she served as Vice President and Associate General Counsel. While at Purdue, Ms. Abrams was Purdue’s primary legal contact with government entities including the U.S. Department of Justice, U.S. Drug Enforcement Administration and other federal, state and local authorities.  Ms. Abrams also served as Purdue’s liaison with congressional committees and caucuses that focused on issues related to Purdue’s products, such as abuse and diversion of opioid pharmaceutical products. Ms. Abrams also oversaw Purdue’s legal regulatory, employment, and government litigation groups.  Prior to Purdue, Ms. Abrams served as an Assistant United States Attorney in the Southern District of New York and prior to that, Ms. Abrams clerked for then-Chief Judge Jack B. Weinstein, federal District Court, Eastern District of New York.  Ms. Abrams earned her Juris Doctor degree from New York University School of Law, and her Bachelor of Arts degree from Cornell University.

Pursuant to her employment agreement, SIGA agrees to pay to Ms. Abrams an annual base salary of $700,000, subject to an automatic increase of three percent (3%) above the amount of her base salary in effect at the end of the prior calendar year, beginning with January 1, 2017 and ending on the third (3rd) anniversary of the occurrence of a Change of Control. The Compensation Committee of the Company may increase Ms. Abrams’ base salary by additional discretionary amounts but any such additional discretionary amounts shall be disregarded when calculating the amount of any automatic increase in Ms. Abrams’ base salary; provided that, no such additional discretionary increase shall be implemented prior to the date the Company’s covenants under the Plan terminate in accordance with the Plan without the prior written consent of PharmAthene. Under the terms of her employment agreement, Ms. Abrams is also eligible to receive an annual cash bonus, the target of which is 100% of her base salary. In the event of a Change of Control of the Company, Ms. Abrams shall receive an annual cash bonus for the year in which the Change of Control occurs equal to the greater of (i) the target annual bonus for such year or (ii) the annual bonus determined based upon the applicable performance criteria and goals for such year, provided that Ms. Abrams remains employed on the last day of such calendar year. The term of her employment expires at the end of the two (2) year anniversary from when the agreement becomes effective and will automatically renew for additional one (1) year periods unless notice of non-renewal is given; provided, however, that the agreement shall not automatically renew upon the expiration of any subsequent term that ends following the third (3rd) anniversary of the occurrence of a Change of Control.

Severance Arrangement for Robin Abrams

Pursuant to her employment agreement, the following termination and change of control-related circumstances would trigger payments or the provision of other benefits:

●	Termination by the Company without cause or by Ms. Abrams for good reason.

●	Termination by the Company without cause or by Ms. Abrams for good reason in the Change of Control Period.

●	Termination by the Company for cause or by Ms. Abrams without good reason.

●	Termination by the Company based on Ms. Abrams’ death or total disability.

If the employment agreement is terminated or non-renewed without cause or if Ms. Abrams terminates her employment for good reason, she will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination; (ii) any vacation accrued to the date of termination in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with her employment agreement; (iv) any benefits to which she may be entitled upon termination pursuant to the plans, programs and grants referred to in her employment agreement in accordance with the terms of such plans, programs and grants; (v) the continued payment of her salary for one (1) year; (vi) the payment of any accrued but unpaid annual bonuses with respect to the prior full calendar year; and (vii) the Company shall take all such action as is necessary such that all stock options and other stock-based grants, excluding any equity grants that may be awarded after the PharmAthene Judgment is satisfied under the Plan in the event that the PharmAthene Judgment is satisfied by delivery to PharmAthene of one hundred percent (100%) of the Company’s equity, shall, immediately and irrevocably vest and, to the extent applicable, become exercisable as of the date of termination and shall remain exercisable for a period of not less than one (1) year from the date of termination, or, if earlier, the expiration of the term of such equity award.

If the employment agreement is terminated during the Change of Control Period other than for cause or if Ms. Abrams terminates her employment during the Change of Control Period for good reason, she will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination; (ii) any vacation accrued to the date of termination in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with her employment agreement; (iv) any benefits to which she may be entitled upon termination pursuant to the plans, programs and grants referred to in her employment agreement in accordance with the terms of such plans, programs and grants; (v) the continued payment of her salary for one (1) year; (vi) the payment of any accrued but unpaid annual bonuses with respect to the prior full calendar year; (vii) a pro rata portion of the annual bonus for the year of termination; and (viii) the Company shall take all such action as is necessary such that all stock options and other stock-based grants to Ms. Abrams shall immediately and irrevocably vest and, to the extent applicable, become exercisable as of the date of termination and shall remain exercisable for a period of not less than one (1) year from the date of termination, or, if earlier, the expiration of the term of such equity award.

If Ms. Abrams’ employment is terminated by reason of death or total disability, by the Company for cause or if she voluntarily terminates her employment without good reason, she (or her estate and beneficiaries) will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination; (ii) any vacation accrued to the date of termination, in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with her employment agreement; (iv) any benefits to which she may be entitled upon termination pursuant to the plans, programs and grants referred to in her employment agreement in accordance with the terms of such plans, programs and grants; and (v) payment of any accrued but unpaid annual bonuses with respect to the prior full calendar year as determined by the Compensation Committee in good faith and payable in cash in accordance with her employment agreement.

The foregoing description of the terms of the Abrams Employment Agreement is qualified in its entirety by the full text of the Abrams Employment Agreement, a copy of which is attached hereto as Exhibit 10.5, and which is incorporated into this Item 5.02 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Certificate of Incorporation

On the Effective Date of the Plan and in accordance with the Plan, the Company filed an amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation contains certain material amendments to the Company’s certificate of incorporation as in effect immediately prior to the Effective Date of the Plan, including with regards to the incorporation and adoption of the Plan covenants, incorporation of provisions related to the potential reconstitution of the company’s Board of Directors, and certain other provisions related to the cancellation of current stock and the issuance of new stock.

The foregoing description of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of such document, which is incorporated herein by reference and attached hereto as Exhibit 3.1.

Amended and Restated By-Laws

On the Effective Date of the Plan and in accordance with the Plan, the Company adopted amended and restated by-laws (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws contain certain material amendments to the Company’s by-laws in effect immediately prior to the Effective Date of the Plan.

The foregoing description of the Amended and Restated By-Laws is qualified in its entirety by reference to the full text of such document, which is incorporated herein by reference and attached hereto as Exhibit 3.2.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are not guarantees of results, and our actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that could cause material impacts on the Company’s historical or anticipated financial results. The Company therefore cautions you against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

2.1
Findings of Fact, Conclusions of Law and Order Pursuant to Sections 1129(a) and (b) of the Bankruptcy Code and Rule 3020 of the Federal Rules of Bankruptcy Procedure Confirming Debtor’s Third Amended Chapter 11 Plan

3.1	Amended and Restated Certificate of Incorporation of SIGA Technologies, Inc.

3.2	Amended and Restated Bylaws of SIGA Technologies, Inc.

10.1	Amended and Restated Employment Agreement, dated April 12, 2016, between SIGA Technologies, Inc. and Eric A. Rose

10.2	Amended and Restated Employment Agreement, dated April 12, 2016, between SIGA Technologies, Inc. and Daniel J. Luckshire

10.3	Amended and Restated Employment Agreement, dated April 12, 2016, between SIGA Technologies, Inc. and Dennis E. Hruby

10.4	Separation Agreement, dated January 5, 2016, between SIGA Technologies, Inc. and William J. Haynes

10.5	Employment Agreement, dated April 12, 2016, between SIGA Technologies, Inc. and Robin Abrams

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

	By:	/s/ Daniel J. Luckshire
	Name:	Daniel J. Luckshire
	Title:	Chief Financial Officer

Date: April 14, 2016